UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 10, 2020
Date of Report (Date of Earliest Event Reported)
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TILLY’S, INC.
(Exact Name of Registrant as Specified in its Charter)
  _______________________________________________

Delaware	1-35535	45-2164791
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
10 Whatney
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
(949) 609-5599
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
  ____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	TLYS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 10, 2020, Tilly’s, Inc. (the “Company”) held the 2020 annual meeting of its stockholders (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders approved the amendment and restatement of the Company’s Amended and Restated 2012 Equity and Incentive Award Plan (the “Amended Equity Plan”). The Amended Equity Plan was adopted by the Board of Directors (the “Board”) of the Company on April 10, 2020; provided, however, that the Share Reserve Amendment (as defined below) became effective following approval by the Company's stockholders on June 10, 2020.
The Amended Equity Plan amends and restates the Amended and Restated 2012 Equity and Incentive Award Plan to increase the aggregate number of shares reserved for issuance by 2,200,000 shares, to a total of 6,613,900 shares, and increases the number of shares which may be granted as incentive stock options by 2,200,000 to 6,613,900 shares (collectively, the "Share Reserve Amendment"). The Amended Equity Plan continues the Amended and Restated 2012 Equity and Incentive Award Plan’s “fungible stock plan feature” whereby each award other than stock options or stock appreciation rights will be counted as 1.5 shares against the share reserve. In addition, the Amended Equity Plan (i) provides for a limit on the total aggregate value of cash compensation and equity-based awards for any non-employee director for such director's service as a non-employee director during any fiscal year of $500,000; (ii) extends the term of the Amended Equity Plan through April 10, 2030; (iii) provides that dividends and dividend equivalents may not be paid on awards granted under the Amended Equity Plan unless and until any applicable vesting conditions are satisfied; and (iv) removes certain provisions from the Amended Equity Plan which were otherwise required for awards to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code prior to its repeal under the Tax Cuts and Jobs Act of 2017.
The terms and conditions of the Amended Equity Plan are described in the section entitled “Proposal No. 2 - Approval of the Second Amended and Restated Tilly’s 2012 Equity and Incentive Award Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2020. The foregoing description of the Amended Equity Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended Equity Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On and effective June 10, 2020, the Board approved an amendment and restatement to the Amended and Restated Bylaws of the Company (as amended and restated, the “Bylaws”) to revise the forum selection provisions of the Bylaws to, among other things, select the federal district courts of the United States of America as the sole and exclusive forum for the resolution of any complaint asserting a cause of action against the Company or any director, officer, employee or agent of the Company arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Bylaws of the Company, a copy of which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s stockholders voted on four proposals, as described below. As of the close of business on April 13, 2020, the record date for eligibility to vote at the Annual Meeting, there were 22,362,633 shares of Class A common stock and 7,366,108 shares of Class B common stock of the Company outstanding and entitled to vote at the Annual Meeting. Each share of Class A common stock was entitled to one (1) vote per share, and each share of Class B common stock was entitled to ten (10) votes per share. Accordingly, as of the record date, the total voting power of all of the shares of the Company's common stock entitled to vote at the Annual Meeting was 96,023,713 votes. Each of the proposals was described in detail in the Proxy Statement for the Annual Meeting. The vote totals noted below are final voting results from the Annual Meeting.
Proposal 1
The Company’s stockholders elected the following six directors for a term of office expiring at the Company’s 2021 annual meeting of its stockholders and until their successors are duly elected and qualified. There were no abstentions for Proposal 1.

Name	Votes For	Votes Withheld	Broker Non-Votes
Hezy Shaked	90,888,684	1,362,053	2,086,645
Edmond Thomas	91,852,746	397,991	2,086,645
Doug Collier	89,641,397	2,609,340	2,086,645
Seth Johnson	89,640,089	2,610,648	2,086,645
Janet Kerr	91,553,154	697,583	2,086,645
Bernard Zeichner	91,852,058	398,679	2,086,645
Proposal 2
Approval of Second Amended and Restated 2012 Equity and Incentive Award Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
90,689,842	1,536,729	24,166	2,086,645
Proposal 3
The Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2021, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
94,240,312	38,606	58,464	—
Proposal 4
The Company's stockholders approved, on an advisory basis, the compensation of our named executive officers for the fiscal year ending February 1, 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
92,103,953	111,196	35,588	2,086,645

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being furnished herewith:

Exhibit Number	Description of Exhibit

3.1	Amended and Restated Bylaws of the Company

10.1	Second Amended and Restated Tilly's 2012 Equity and Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILLY’S, INC.

Date: June 10, 2020	By:	/s/ Michael L. Henry
	Name:	Michael L. Henry
	Title:	Executive Vice President, Chief Financial Officer